UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2011

Teradyne, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, Massachusetts	01864
(Address of Principal Executive Offices)	(Zip Code)

(978) 370-2700

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 6, 2011, Teradyne, Inc. (“Teradyne”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of LitePoint Corporation (“LitePoint”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following unaudited interim consolidated financial statements of LitePoint and the related report of its independent accountants are attached hereto as Exhibit 99.1 and incorporated herein by reference:

LitePoint Corporation consolidated financial statements as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.

The following audited consolidated financial statements of LitePoint and the related report of its independent auditors are attached hereto as Exhibit 99.1 and incorporated herein by reference:

LitePoint Corporation consolidated financial statements as of December 31, 2010, and for the year ended December 31, 2010.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Teradyne as of July 3, 2011 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and for the six months ended July 3, 2011 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit	Description

15.1	Awareness letter from KPMG LLP

23.1	Consent of KPMG LLP

99.1	LitePoint consolidated financial statements as of and for the year ended December 31, 2010 and as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010.

99.2	Unaudited pro forma condensed combined balance sheet of Teradyne as of July 3, 2011 and unaudited pro forma condensed combined statement of operations of Teradyne for the year ended December 31, 2010 and for the six months ended July 3, 2011 and the notes to such unaudited pro forma condensed combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERADYNE, INC.

Date: December 22, 2011	By:	/s/ GREGORY R. BEECHER
	Name:	Gregory R. Beecher
	Title:	Vice President, Chief Financial Officer and Treasurer